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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):         June 5, 1998
                                                 -------------------------------

                      Audio Communications Network, Inc.
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             (Exact name of Registrant as specified in its charter)



         Florida                    0-7762                    59-0690530
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(State or other jurisdiction of    (Commission           (I.R.S. Employer
 incorporation or organization)    File Number)          Identification No.)


1000 Legion Place, Suite 1515, Orlando, Florida              32801
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    (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:     (407) 649-8877
                                                   -----------------------------


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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
         ------------

     On June 5, 1998, Audio Communications Network, Inc., a Florida corporation (the "Registrant") entered into an Agreement and Plan of Merger (the "Merger Agreement") with DMA Holdings, Inc. and Diverse Media Acquisitions, Inc. all as more fully set forth in the Merger Agreement, which is attached hereto as an exhibit to this report.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (a)  Exhibits.

          2.1 Agreement and Plan of Merger, dated June 5, 1998, by and among the Registrant, DMA Holdings, Inc. and Diverse Media Acquisitions, Inc.


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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Audio Communications Network, Inc.



Dated: June 23, 1998               By: /s/ David Unger
                                      ---------------------------
                                      David Unger
                                      Executive Vice President


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